UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

February 28, 2015

Commission file number: 000-28837

NEW JERSEY MINING COMPANY

(Exact Name of Registrant as Specified in its Charter)

Idaho	82-0490295
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

201 N. Third Street, Coeur d’Alene, ID	83814
(Address of principal executive offices)	(zip code)

Registrant's telephone number, including area code: (208) 783-3331

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 28, 2015, New Jersey Mining Company (the “Company”) entered into a Strategic Partnership Agreement (the “Agreement”) with Juniper Resources LLC and its affiliate companies, Juniper Mining LLC and Gold Hill Reclamation and Mining Inc. (collectively referred to as the “Juniper Group”).  Pursuant to the Agreement, the Company and the Juniper Group will make good faith commercially reasonable efforts to further promote and foster their strategic partnership when considering the development of future mining projects, mutually beneficial transactions, and potential business opportunities.

The foregoing description of the Agreement is a summary of the material terms thereof and is qualified in its entirety by the complete text of the Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On March 2, 2015, the Company issued a press release entitled “New Jersey Mining Enters Strategic Partnership Agreement with Juniper Resources and its Affiliates.”  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

The Company is furnishing this Current Report on Form 8-K in connection with the disclosure of information, in the form of the textual information from a pamphlet to be used as the Company’s corporate presentation on the Company’s website, to be distributed to visitors at the Company’s corporate office, and to be given at meetings with investors, broker dealers, or analysts.  This information may be amended or updated from time to time through another Form 8-K, a later company filing, or other means.  The presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including the exhibits) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

The Company does not have, and expressly disclaims, any obligation to release publicly, any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
10.1	Strategic Partnership Agreement
99.1	Press Release, dated March 2, 2015, entitled “New Jersey Mining Enters Strategic Partnership Agreement with Juniper Resources and its Affiliates.”
99.2	New Jersey Mining Company Presentation March 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW JERSEY MINING COMPANY

By:   /s/ R. Patrick Highsmith

R. Patrick Highsmith,

its: President

Date: March 4, 2015